EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                          973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                          INCREASED FOURTH QUARTER AND
                          ----------------------------
                              FISCAL YEAR EARNINGS
                              --------------------

      WEST ORANGE, NJ, July 27, 2005 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $2.1 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings for the fourth quarter and fiscal year ended June 30, 2005. Actual reported earnings for the current quarter were 28 cents per diluted share compared to actual reported earnings for the June 2004 quarter of 20 cents per diluted share. Reported earnings for the year ended June 30, 2005 were $1.11 per diluted share, a 34% increase when compared to $0.83 of reported earnings for the prior fiscal year.

      Excluding the increased expense recorded in the current quarter associated with Sarbanes Oxley Section 404 ("SOX") compliance, earnings for the June 2005 quarter would have been 29 cents per diluted share. Earnings for the quarter ended June 30, 2004, excluding a non-recurring charge associated with an environmental liability, would have been 21 cents per diluted share. Excluding unusual items, the 29 cents per diluted share for the current quarter represents a 38% increase over the prior year quarter.

      Certain information provided in this press release excludes expenses which management believes should be excluded in order to have a clear understanding of the results of the Company's normal business operations. These items, which are included in the financial results prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP) but which are excluded from adjusted results, are described in the reconciliation tables following this press release.

      As  expected,   costs  associated  with  regulatory   burden,   especially
compliance with

                                     -more-

PennFed 4Q-2005
Page 2

SOX, have required significant additional expenditures. With a concentration of activity in the fourth quarter of the fiscal year, the results for the quarter ended June 30, 2005 include $208,000 of expense (pre-tax) greater than the March 31, 2005 quarter, representing approximately half of the total cost of SOX implementation.

      Return on equity for the year ended June 30, 2005 improved to 12.64% compared to 10.20% for the prior year.

      Total assets at June 30, 2005 of $2.051 billion represented growth of 7.8% since June 30, 2004. During the fiscal year 2005, net loans receivable grew nearly 14%. Total loan production was strong at $145 million and $480 million for the three months and full year ended June 30, 2005, respectively. While fiscal 2005 has seen a reduction in refinance activity and the resulting slowdown in loan production when compared to fiscal 2004, the Company has also benefited from a slowdown in accelerated prepayments on loans.

      "The growth in loans has been principally funded by growth in deposits," commented Joseph L. LaMonica, President and Chief Executive Officer. Since June 30, 2004, total deposits have increased $151 million, or 12.7%. While the Company did experience a decline in savings account balances as customers moved "parked" funds to other higher yielding alternatives, checking and money market balances increased by approximately 34%.

      The Company continues to evaluate additional locations that would complement or expand the franchise. Over the last two years, four branches have been opened. LaMonica commented "at our newest branch, which opened in mid-February 2005 in Aberdeen, New Jersey, deposits currently exceed $13 million."

      PennFed's net interest margin of 2.14% for the quarter ended June 30, 2005 reflected 12 basis points of compression from the March 2005 quarter. LaMonica noted, "As with other traditional thrifts like Penn Federal Savings Bank, the flattening of the yield curve and aggressive deposit pricing by competitors has contributed to the margin pressure."

                                     -more-

PennFed 4Q-2005
Page 3

      "With non-performing assets of $2.6 million, or 0.13% of total assets at June 30, 2005, our strong credit quality is clearly evident," LaMonica stated.

      The Company's ratio of non-interest expense to average assets was 1.13% for the three months ended June 30, 2005 and 1.22% for the full fiscal year. This compares favorably to non-interest expense ratios of 1.48% and 1.41%, respectively, for the equivalent prior year periods.

      The Company continues to employ stock repurchases as a means of utilizing capital. During fiscal 2005, 731,800 shares of the Company's outstanding stock were repurchased at prices ranging from $13.30 to $17.25, for a total cost of $11.3 million.

      PennFed stockholders of record as of August 12, 2005 will be paid a cash dividend of 7 cents per share on August 26, 2005. The Company's dividend policy will continue to be reviewed on a regular basis.

      Penn Federal Savings Bank maintains 25 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

      This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###

                           NOTE: SEE FINANCIAL TABLES

                                  PennFed Financial Services, Inc.
                          (Holding Company for Penn Federal Savings Bank)
                            Selected Consolidated Financial Information
                         (dollars in thousands, except per share amounts)

                                                            June 30,       March 31,        June 30,
                                                             2005            2005            2004
                                                          -----------     -----------     -----------
Selected Financial Condition Data:
     Cash and cash equivalents                            $    15,220     $    12,757     $    14,859
     Investments, net                                         410,509         424,491         424,980
     Mortgage-backed securities, net                           78,201          83,079         100,079
     Loans held for sale                                        4,826               0               0
     Loans receivable:
          One- to four-family mortgage loans                1,143,663       1,093,072         996,659
          Commercial and multi-family real estate loans       169,765         167,783         172,244
          Consumer loans                                      144,423         132,543         117,688
          Allowance for loan losses                            (6,050)         (6,054)         (6,249)
          Other, net                                            8,853           8,101           7,131
                                                          -----------     -----------     -----------
     Loans receivable, net                                  1,460,654       1,395,445       1,287,473

     FHLB stock                                                22,391          21,733          23,773
     Other intangible assets                                        0               0           1,361
     Other assets                                              58,750          58,859          49,761
                                                          -----------     -----------     -----------
     Total assets                                         $ 2,050,551     $ 1,996,364     $ 1,902,286
                                                          ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   227,031     $   210,327     $   169,609
          Savings                                             385,360         419,112         418,678
          Certificates of deposit and accrued interest        727,100         655,028         599,813
                                                          -----------     -----------     -----------
     Total deposits                                         1,339,491       1,284,467       1,188,100

     FHLB advances                                            415,465         425,465         475,465
     Other borrowings                                         107,952         103,059          59,346
     Junior subordinated debentures                            42,082          42,070          42,037
     Other liabilities                                         21,507          17,074          18,939
     Stockholders' equity                                     124,054 (a)     124,229         118,399
                                                          -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 2,050,551     $ 1,996,364     $ 1,902,286
                                                          ===========     ===========     ===========

     Book value per share                                 $      9.34     $      9.20     $      8.72

     Equity to assets                                            6.05%           6.22%           6.22%

Asset Quality Data:
     Non-performing loans                                 $     2,619     $     1,611     $     2,182
     Real estate owned, net                                         0               0               0
                                                          -----------     -----------     -----------
     Total non-performing assets                          $     2,619     $     1,611     $     2,182
                                                          ===========     ===========     ===========

     Non-performing loans to total loans                         0.18%           0.11%           0.17%
     Non-performing assets to total assets                       0.13%           0.08%           0.11%
     Allowance for loan losses to non-performing loans         231.00%         375.79%         286.39%
     Allowance for loan losses to total gross loans              0.41%           0.43%           0.48%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                8.28%           8.51%           8.61%
     Core capital ratio (requirement - 4.00%)                    8.28%           8.51%           8.61%
     Risk-based capital ratio (requirement - 8.00%)             15.84%          16.43%          16.86%

(a) Common shares outstanding as of June 30, 2005 totaled 13,280,038 shares.

             Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.

                                         PennFed Financial Services, Inc.
                                  (Holding Company for Penn Federal Savings Bank)
                                    Selected Consolidated Financial Information
                                 (dollars in thousands, except per share amounts)

                                                         For the three months ended           For the year ended
                                                                   June 30,                        June 30,
                                                        -----------------------------    ----------------------------
                                                            2005             2004            2005            2004
                                                        ------------     ------------    ------------    ------------
Selected Operating Data:
   Interest and dividend income                         $     26,751     $     24,551    $    104,722    $     96,276
   Interest expense                                           16,290           14,652          61,384          58,674
                                                        ------------     ------------    ------------    ------------
        Net interest and dividend income                      10,461            9,899          43,338          37,602
   Provision for loan losses                                       0                0               0               0
                                                        ------------     ------------    ------------    ------------
   Net interest and dividend income
        after provision for loan losses                       10,461            9,899          43,338          37,602
   Non-interest income:
        Service charges                                          800            1,044           3,096           4,175
        Net gain (loss) from real estate operations               (1)              57             156              58
        Net gain on sales of loans                               128                5             394             759
        Other                                                    370              375           1,350           1,437
                                                        ------------     ------------    ------------    ------------
        Total non-interest income                              1,297            1,481           4,996           6,429
   Non-interest expenses:
        Compensation & employee benefits                       2,856            3,752          12,263          14,593
        Net occupancy expense                                    578              477           2,319           1,894
        Equipment                                                546              537           2,140           2,057
        Advertising                                              170              154             719             390
        Amortization of intangibles                                0              454           1,361           1,816
        Federal deposit insurance premium                         44               42             172             168
        Other                                                  1,534            1,421           5,197           4,512
                                                        ------------     ------------    ------------    ------------
        Total non-interest expenses                            5,728            6,837          24,171          25,430
                                                        ------------     ------------    ------------    ------------
   Income before income taxes                                  6,030            4,543          24,163          18,601
   Income tax expense                                          2,158            1,705           8,669           6,543
                                                        ------------     ------------    ------------    ------------
   Net income                                           $      3,872     $      2,838    $     15,494    $     12,058
                                                        ============     ============    ============    ============

   Weighted avg. no. of diluted common shares             13,742,337       14,205,944      14,010,684      14,449,170
   Diluted earnings per common share                    $       0.28     $       0.20    $       1.11    $       0.83

   Return on average common equity                             12.50%            9.69%          12.64%          10.20%

   Return on average assets                                     0.76%            0.61%           0.78%           0.67%

   Average earning assets                               $  1,959,481     $  1,782,562    $  1,913,717    $  1,738,814

   Yield on average interest-earning assets                     5.46%            5.51%           5.47%           5.54%
   Cost of average interest-bearing liabilities                 3.44%            3.41%           3.33%           3.52%
                                                        ------------     ------------    ------------    ------------
   Net interest rate spread                                     2.02%            2.10%           2.14%           2.02%
                                                        ============     ============    ============    ============

   Net interest margin                                          2.14%            2.23%           2.26%           2.16%

   Non-interest exp. as a % of avg. assets                      1.13%            1.48%           1.22%           1.41%
   Efficiency ratio                                            48.71%           56.37%          47.35%          53.70%

   Loan originations and purchases:
        One- to four-family mortgage loans              $    107,521     $    143,758    $    350,274    $    462,833
        Commercial and multi-family real estate loans          8,470           15,863          38,612          43,222
        Consumer loans                                        29,301           19,581          90,808          75,002
                                                        ------------     ------------    ------------    ------------
        Total loan originations and purchases           $    145,292     $    179,202    $    479,694    $    581,057
                                                        ============     ============    ============    ============

                     Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.

                                                 PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                         (dollars in thousands, except per share amounts)

                                                                                For the three months ended
                                                      -----------------------------------------------------------------------------
                                                        Jun. 30,         Mar. 31,         Dec. 31,       Sep. 30,         Jun. 30,
                                                          2005             2005            2004            2004            2004
                                                      ------------     ------------    ------------    ------------    ------------
Selected Operating Data:
   Interest and dividend income                       $     26,751     $     26,167    $     25,999    $     25,805    $     24,551
   Interest expense                                         16,290           15,300          15,060          14,734          14,652
                                                      ------------     ------------    ------------    ------------    ------------
        Net interest and dividend income                    10,461           10,867          10,939          11,071           9,899
   Provision for loan losses                                     0                0               0               0               0
                                                      ------------     ------------    ------------    ------------    ------------
   Net interest and dividend income
        after provision for loan losses                     10,461           10,867          10,939          11,071           9,899
   Non-interest income:
        Service charges                                        800              703             867             726           1,044
        Net gain from real estate operations                    (1)               0             157               0              57
        Net gain on sales of loans                             128              172              70              24               5
        Other                                                  370              369             261             350             375
                                                      ------------     ------------    ------------    ------------    ------------
        Total non-interest income                            1,297            1,244           1,355           1,100           1,481
   Non-interest expenses:
        Compensation & employee benefits                     2,856            3,135           3,079           3,193           3,752
        Net occupancy expense                                  578              643             559             539             477
        Equipment                                              546              516             543             535             537
        Advertising                                            170              155             227             167             154
        Amortization of intangibles                              0              454             454             453             454
        Federal deposit insurance premium                       44               44              43              41              42
        Other                                                1,534            1,196           1,276           1,191           1,421
                                                      ------------     ------------    ------------    ------------    ------------
        Total non-interest expenses                          5,728            6,143           6,181           6,119           6,837
                                                      ------------     ------------    ------------    ------------    ------------
   Income before income taxes                                6,030            5,968           6,113           6,052           4,543
   Income tax expense                                        2,158            2,114           2,133           2,264           1,705
                                                      ------------     ------------    ------------    ------------    ------------
   Net income                                         $      3,872     $      3,854    $      3,980    $      3,788    $      2,838
                                                      ============     ============    ============    ============    ============

   Weighted avg. no. of diluted common shares           13,742,337       13,959,738      14,114,728      14,195,722      14,205,944
   Diluted earnings per common share                  $       0.28     $       0.28    $       0.28    $       0.27    $       0.20

   Return on average common equity                           12.50%           12.44%          12.97%          12.63%           9.69%

   Return on average assets                                   0.76%            0.78%           0.81%           0.78%           0.61%

   Average earning assets                             $  1,959,481     $  1,913,274    $  1,901,002    $  1,881,110    $  1,782,562

   Yield on average interest-earning assets                   5.46%            5.48%           5.45%           5.47%           5.51%
   Cost of average interest-bearing liabilities               3.44%            3.34%           3.25%           3.22%           3.41%
                                                      ------------     ------------    ------------    ------------    ------------
   Net interest rate spread                                   2.02%            2.14%           2.20%           2.25%           2.10%
                                                      ============     ============    ============    ============    ============

   Net interest margin                                        2.14%            2.26%           2.33%           2.38%           2.23%

   Non-interest exp. as a % of avg. assets                    1.13%            1.24%           1.26%           1.26%           1.48%
   Efficiency ratio                                          48.71%           46.97%          47.19%          46.55%          56.37%

   Loan originations and purchases:
        One- to four-family mortgage loans            $    107,521     $     63,610    $     55,899    $    123,244    $    143,758
        Commercial and multi-family real
          estate loans                                       8,470            8,110          16,217           5,815          15,863
        Consumer loans                                      29,301           23,681          20,121          17,705          19,581
                                                      ------------     ------------    ------------    ------------    ------------
        Total loan originations and purchases         $    145,292     $     95,401    $     92,237    $    146,764    $    179,202
                                                      ============     ============    ============    ============    ============

                              Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.

                                           PennFed Financial Services, Inc.
                                   (Holding Company for Penn Federal Savings Bank)
                                     Selected Consolidated Financial Information
                                   (dollars in thousands, except per share amounts)


                                        CALCULATION OF ADJUSTED NET INCOME
                                        ----------------------------------

                                                                       For the three months ended
                                             -----------------------------------------------------------------------------
                                               Jun. 30,         Mar. 31,        Dec. 31,        Sep. 30,        Jun. 30,
                                                 2005             2005            2004            2004            2004
                                             ------------     ------------    ------------    ------------    ------------
Reported net income                          $      3,872     $      3,854    $      3,980    $      3,788    $      2,838

Adjustments:
     Additional Sarbanes Oxley
       compliance costs                               208                0               0               0               0
     Additional environmental accrual                   0                0               0               0             298
     Tax effect                                       (73)               0               0               0            (110)
                                             ------------     ------------    ------------    ------------    ------------
     Adjustments, net of taxes                        135                0               0               0             188

                                             ------------     ------------    ------------    ------------    ------------
"Adjusted" net income                        $      4,007     $      3,854    $      3,980    $      3,788    $      3,026
                                             ============     ============    ============    ============    ============

Weighted avg. no. of diluted common shares     13,742,337       13,959,738      14,114,728      14,195,722      14,205,944
Diluted earnings per common share            $       0.29     $       0.28    $       0.28    $       0.27    $       0.21

Return on average common equity                     12.93%           12.44%          12.97%          12.63%          10.33%

Return on average assets                             0.79%            0.78%           0.81%           0.78%           0.66%

Non-interest exp. as a % of avg. assets              1.09%            1.24%           1.26%           1.26%           1.42%
Efficiency ratio                                    46.94%           46.97%          47.19%          46.55%          53.74%




                      Amounts have been restated for the effects of a 2 for 1 stock split in the form of a 100% stock dividend paid on October 29, 2004.
